                                                                  Exhibit 4.1
  CLASS A                          [GRAPHIC]                        CLASS A
COMMON STOCK                                                     COMMON STOCK
PAR VALUE $.01                                                  PAR VALUE $.01
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 D Unreadable                                                     Unreadable
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INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS

DOMESTIC SHARE           UNIVISION COMMUNICATIONS INC.        CUSIP 914906 10 2
 CERTIFICATE

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  Two Lines of Unreadable Text
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THE TRANSFERABILITY OF THESE SHARES IS SUBJECT TO THE CONDITIONS SET FORTH ON
THE REVERSE SIDE

       "CERTIFICATE OF STOCK" overlaid on text
       FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF Univision Communications Inc., transferable on the books of the Corporation, in person or by duly authorized attorney upon presentation of this Certificate properly endorsed. This Certificate is valid when countersigned by the Transfer Agent and registered by the Registrar.
       Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED                  UNIVISION COMMUNICATIONS INC.
   THE BANK OF NEW YORK                       CORPORATE SEAL
    TRANSFER AGENT AND                        1992
BY                                            DELAWARE
      AUTHORIZED SIGNATURE                    SEAL

                                              AMERICAN BANK NOTE COMPANY
Dated:
               (Illegible Signature)          (Illegible Signature)
                          Secretary                      President
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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenents in common                    UNIF GIFT MN ACT - _______________ Custodian ______________
     TEN ENT - as tenents by the entities                                      (Cust)                  (Minor)
     JR TEN  - as joint tenants with right of                             under Uniform Gifts to Minors
               survivorship and not as tenants                            Act ____________________________________
               in common                                                                  (Street)
                                                       UNIF TRF MN ACT  - ____________ Custodian (until age ______
                                                                               (Cust)
                                                                          ________________ under Uniform Transfers
                                                                               (Minor)
                                                                          to Minors Act __________________________
                                                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,_____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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-------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________________

                                       X --------------------------------------

                                       X --------------------------------------
                                 Notice: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.
Signature(s) Guaranteed


By _________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP AS AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAMS, PURSUANT
TO S.E.C. RULE 17 Act 15.
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     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE REDEEMABLE BY THE COMPANY
UPON THE OCCURRENCE OF CERTAIN EVENTS AS SET FORTH IN THE RESTATED
CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED FROM TIME TO TIME (A COPY OF WHICH IS ON FILE WITH THE TRANSFER AGENT).

     NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE WILL BE REGISTERED ON THE BOOKS OF THE CORPORATION UNLESS AN APPLICATION FOR TRANSFER OF SHARES HAS BEEN EXECUTED BY THE ASSIGNEE. ANY ASSIGNEE WHO CANNOT EXECUTE THE APPLICATION SET FORTH BELOW SHOULD CONTACT THE TRANSFER AGENT WHO WILL PROVIDE AN ALTERNATIVE FORM OF TRANSFER APPLICATION FREE OF CHARGE.
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               APPLICATION FOR TRANSFER OF SHARES OF COMMON STOCK

     THE UNDERSIGNED ASSIGNEE HEREBY MAKES APPLICATION FOR THE TRANSFER TO THE NAME OF THE UNDERSIGNED OF THE SHARES OF COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE ("THE SHARES") AND HEREBY CERTIFIES TO UNIVISION COMMUNICATIONS INC. THAT:

  (1) ASSIGNEE IS A UNITED STATES CITIZEN AND IS NEITHER CONTROLLED (DIRECTLY OR INDIRECTLY) BY, NOR THE REPRESENTATIVE OF, AN ALIEN OR A FOREIGN GOVERNMENT
  (2) IF ASSIGNEE HOLDS THE SHARES AS THE NOMINEE OR, OR SUBJECT TO THE DIRECTION OR CONTROL OF, ANY OTHER PERSON, SUCH PERSON IS A UNITED STATES CITIZEN AND IS NEITHER CONTROLLED (DIRECTLY OR INDIRECTLY) BY, NOR THE REPRESENTATIVE OF, AN ALIEN OR A FOREIGN GOVERNMENT

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  DATE                             NAME OF ASSIGNEE (PLEASE PRINT)

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                                   SIGNATURE

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                                   TITLE (IF APPLICABLE)